                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 28, 2002



                                 Tom Brown, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-3880                95-1949781
--------------------------------      ----------------       ------------------
(STATE OR OTHER JURISDICTION OF       (Commission File        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)            Number)           IDENTIFICATION NO.)
--------------------------------      ----------------       -------------------


  555 SEVENTEENTH STREET, SUITE 1850
         DENVER, COLORADO                                           80202
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                 (303) 260-5000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)



Item 7. FINANCIAL STATEMENT AND EXHIBITS.


99.1 - 2002 Financial Model Estimates

Item 9. REGULATION FD DISCLOSURE.

        The Company hereby incorporates by reference into this Item 9. the 2002 Financial Model Estimates attached as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K the information in this report (including the exhibit) shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. This report does not constitute a determination of whether any information included in this report is material.



The document attached as Exhibit 99.1 is being furnished in this Form 8-K to provide public disclosure of the Company's estimates to permit preparation of financial models of the Company's operating activities for the first quarter and full-year 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2002                   Tom Brown, Inc.



                                       By: /s/ Daniel G. Blanchard
                                           -------------------------------------
                                                   Daniel G. Blanchard
                                              Executive Vice President and
                                                 Chief Financial Officer
                                             (Principal Financial Officer)


                                       By: /s/ Richard L. Satre
                                           -------------------------------------
                                                   Richard L. Satre
                                                      Controller
                                              (Principal Accounting Officer)

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            2002 Financial Model Estimates